                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  JUNE 28, 2001
                                                   -------------


                           CASELLA WASTE SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

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

                 DELAWARE                             0-23211                            03-0338873
                 --------                             -------                            ----------
       (State or Other Jurisdiction                 (Commission                         (IRS Employer
            of Incorporation)                       File Number)                     Identification No.)


25 GREENS HILL LANE, RUTLAND, VERMONT                                                        05701
---------------------------------------                                                    ---------
(Address of Principal Executive Offices)                                                   (Zip Code)
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Registrant's telephone number, including area code:  (802) 775-0325
                                                     --------------

                                 Not Applicable
                   (Former Name or Former Address, if Changed
                               Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On June 28, 2001, Casella Waste Systems, Inc. announced its fourth quarter financial results and provided guidance on its financial expectations for the current fiscal year. In addition, Casella announced management changes and the restructuring of its board of directors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (C)  EXHIBITS

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EXHIBIT
  NO.             DESCRIPTION

99.1              Press Release dated June 28, 2001 announcing fourth quarter financial results and guidance on current fiscal year financial results.

99.2              Press Release dated June 28, 2001 announcing management changes and restructuring of the board of directors.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2001                                CASELLA WASTE SYSTEMS, INC.


                                                  By: /s/ JOHN W. CASELLA
                                                      -------------------------
                                                      John W. Casella
                                                      Chief Executive Officer


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                                    INDEX TO EXHIBITS

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

EXHIBIT
  NO.             DESCRIPTION

99.1              Press Release dated June 28, 2001 announcing fourth quarter financial results and guidance on current fiscal year financial results.

99.2              Press Release dated June 28, 2001 announcing management changes and restructuring of the board of directors.

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